Exhibit 10.10

PROMISSORY NOTE – AMENDMENT NO. 7

Dated as of September 23, 2026

Principal Amount: Up to $276,749.38

Reference is hereby made to that certain Promissory Note, dated February 18, 2026, and as amended by Amendment No. 1, dated March 31, 2026, by Amendment No. 2, dated June 4, 2026, by Amendment No. 3, dated July 6, 2026, by Amendment No. 4, dated July 9, 2026, by Amendment No. 5, dated July 22, 2026, and by Amendment No. 6, dated August 9, 2026, entered into by the Borrower and the Lender (collectively, the “Note”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

The parties hereby agree that Section 1(a) of the Note is hereby amended to reflect that the Borrower may request Advances up to an aggregate principal amount of $276,749.38, subject to a partial repayment of $100,000 paid by the Borrower and Received by the Lender on September 23, 2026.

Furthermore, the parties agree that Section 2 of the Note is hereby revised to: (i) reflect an updated Lender commitment to make available up to $276,749.38 for Advances and (ii) reflect that the Borrower agrees to pay to the Lender a monthly Commitment Fee equal to $9,224.98.

The parties agree that Section 3(a)(i) of the Note is hereby amended to replace September 30, 2026 with December 31, 2026. Lastly, the parties agree that that the words “the business combination between the Borrower and Hennessy Capital Investment Corp. VII or” are hereby deleted from Section 3(a)(iii).

Except as modified by this Amendment No. 7, the Note shall remain in full force and effect.

This Amendment No. 7 may be executed in counterparts, each of which shall be deemed an original, but which together shall be considered a single instrument. Facsimile and .pdf signatures to this Amendment No. 7 shall be acceptable and binding.

[Signature page follows]

1

IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Amendment No. 7 to the Note to be duly executed by the undersigned as of the day and year first above written.

ONE NUCLEAR ENERGY LLC, as Borrower

By:	/s/ Kevin Dowd
Name:	Kevin Dowd
Title:	Chief Operating Officer

Accepted and agreed as of the day
and year first above written:

B. RILEY PRINCIPAL CAPITAL, LLC, as Lender

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer